UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: February 28, 2023

Item 1. REPORTS TO STOCKHOLDERS.
(a)

FOR THE PERIOD SEPTEMBER 1, 2022 – FEBRUARY 28, 2023 (UNAUDITED)

SEMI-ANNUAL REPORT
Roumell Opportunistic Value Fund

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Roumell or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

(unaudited)
February 28, 2023
The Roumell Opportunistic Value Fund (the “Fund”) has a portfolio focused on highly-researched small and micro-cap securities (i.e., the Fund’s top ten holdings represented 48% of RAMSX as of February 28, 2023), which resulted in greater than average volatility during the period of September 1, 2022 to February 28, 2023. The increase in interest rates during 2022 has been, in the Advisor’s view, historic, with the two-year treasury yield climbing from less than 1% at January 1, 2022 to 4.8% at February 28, 20231. Significant interest rate hikes have a negative impact on stocks, as cash flows get discounted with a higher rate and multiples compress, with micro-cap securities typically hit the hardest.
We are confident that our portfolio is well positioned for 2023 and beyond. We added several new positions, while reducing and fully exiting others. At the end of February, the Fund had roughly 34% of its portfolio in cash and cash equivalents, providing ample dry powder to be opportunistic and giving us optionality should things get cheaper.
The known investment headwinds are rising interest rates, supply chain disruptions, the impact of the Russian invasion and the possibility of a “hard landing”, i.e., a recession. While these headwinds remain uncertain, we believe that the majority of the interest rate increases are behind us. The Fed could certainly raise more and keep rates higher for longer, but it is unlikely we will see anything near the magnitude experienced in 2022. Additionally, we are seeing signs of improved supply chain. The primary offsetting tailwind pertaining to our portfolio, as we see it, is price, price, and price.
Our portfolio returns will be determined by whether the risk we carry is being significantly mispriced. In our opinion, we own securities, possessing unique and undervalued assets. We don’t know when value will be realized, but we believe our portfolio will ultimately reward us and our investors handsomely given the embedded price to value in the portfolio. RAM partners continue to be aligned with our investors with a significant portion of our net worth in the Fund.
Please see the table below for the Fund’s historical performance information through the calendar quarter ended March 31, 2023.
Average Annual Returns	Past 1 Year	Five Year	Ten Year	Gross Expense Ratio[1]
Roumell Opportunistic Value Fund –Institutional Class Shares	(17.92)%	2.43%	1.34%	1.26%
60% Russell 2000 Value Index, and 40% Bloomberg Capital U.S. Government Credit Index	(10.96)%	3.60%	5.37%	N/A
Russell 2000 Value Index	(12.96)%	4.55%	7.22%	N/A
Bloomberg Capital U.S. Government Credit Index	(4.73)%	1.16%	1.50%	N/A
S&P 500 Total Return Index	(7.73)%	11.18%	12.23%	N/A
The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

1 www.cnbc.com/quotes

1Gross expense ratio as of the Fund’s most recent Prospectus dated January 1, 2023, and includes Acquired Fund Fees and Expenses. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund (Net Expense Ratio) through December 31, 2023. The Expense Limitation Agreement may not be terminated prior to that date. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.
Update on Largest Portfolio Holdings
The following highlights the portfolio’s three largest positions as of February 28, 2023 – CollPlant Biotechnologies, Opera, and Dundee Precious Metals – which we believe underscores the embedded value in our Fund’s shares and well illustrates our focus on price.
CollPlant Biotechnologies Ltd., CLGN. CLGN’s objective is to help people live longer, healthier lives. The company seeks to become a global leader in regenerative medicine. Collagen is the most abundant protein in the human body, found in the bones, muscles, skin, and tendons. It is the substance that holds the body together. Collagen forms a scaffold to provide strength and structure. Exogenous collagen is used for medical and cosmetic purposes, including the repair of body tissues. The company’s rh-Collagen bioink can be sold and/or licensed to many end-markets. The company’s collagen is plant-based, as opposed to bovine, derived and grown in tobacco plants, and to the company’s knowledge, the only plant-based collagen product. We believe CLGN has a highly-scalable business model.
In February 2021, CLGN announced a global commercialization agreement with Allergan Aesthetics, an AbbVie (ABBV) company (as of February 28, 2023 ABBV has a $272 billion market cap), for rh-Collagen in dermal and soft tissue filler products2. Allergan, the world’s leading company in dermal filler products2, was granted worldwide exclusivity to use CLGN’s plant-derived recombinant human collagen. Additionally, Allergan was granted the right of first negotiation for CLGN’s technology in two future products. CLGN received $14 million in an upfront payment, is entitled to receive an additional $89 million in milestone payments and is then eligible to receive royalty payments and a fee for the manufacture and supply of rh-Collagen to Allergan2. Based on company public statements, CLGN should receive its first milestone payment this year, which we estimate to be $10 million3.
In fact, we believe the ABBV partnership itself supports the company's current enterprise value, providing "free" optionality on the many other “shots on goal.” As of the date of this letter, the company’s market cap is $120 million, with $33 million in cash, and no debt4. Based on discussions with management, the company states that between its current cash balance and expected milestone payments, it is sufficiently self-funded and will not need to raise additional capital.

New developments3:

•	Successfully completed a 12-month preclinical study on its dermal filler product.

•	Successfully completed a large animal study for its 3D regenerative breast implant program.

2 CollPlant Announces Development and Global Commercialization Agreement with Allergan Aesthetics, an AbbVie company, for rhCollagen in Dermal and Soft Tissue Filler Products (prnewswire.com)
3 CollPlant BioTechnologies, Letter from the CEO, dated January 24, 2023
4 CollPlant Biotechnologies Ltd Form 6-K

•
Expanded commercial portfolio of rh-Collagen based bioink with two new products, Collink.3D 90 and Collink 50L (bioink in powder form providing expanded operational flexibility for certain end-markets).

•
In November 2022, signed a collaboration agreement with Tel Aviv University and Sheba Medical Center to co-develop a bio-printed human and intestine model for drug discovery and personalized treatment of ulcerative colitis.

The company recently noted, “We are currently involved in partnering discussions with several industry leaders and academic institutions3.” We believe the company will sign additional AbbVie-like licensing agreements providing upfront money, milestone payments, and ultimately royalty payments (in addition to the sale of its rh-Collagen product itself). Based on conversations with Management, we believe safety of rh-Collagen has already been established given the approval and subsequent sales of its wound-healing product in Europe. To be clear, it’s our view that as CollPlant succeeds in reinforcing the efficacy of its collagen product, it will be purchased by one of the leading biopharmaceutical companies.
CLGN, with multiple end-market opportunities, years of development of its unique plant-based collagen bioink, an unlevered balance sheet, with an AbbVie partnership and a $120 million market cap, is a deeply underappreciated security at its current price, in our opinion. As of February 28, 2023, CLGN was 7.6% of the Fund’s portfolio holdings.
Opera Limited, OPRA – American Depositary Shares (ADS). Opera is one of the world’s leading browser providers and an influential player in the field of integrated AI-driven digital content discovery and recommendation platforms5. Providing faster and more innovative web browsers, Opera is the everyday browser of choice for more than 324 million people. The company’s headquarters is in Oslo, Norway.
In our opinion, management is firing on all cylinders. For 2022, the company had revenue of $331 million, 32% year-over-year growth, and adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) of $68 million, a 21% margin (up from 12% in 2021)6. 2023 guidance is for revenue of $370 million - $390 million, representing 15% year-over-year growth at the midpoint, and adjusted EBITDA of $71 million - $81 million, a 20% margin at the midpoint6. Opera has been investing in its business for growth opportunities and therefore we believe normalized adjusted EBITDA margins would be in the 25% - 35% range.
As further proof of management’s commitment to maximizing and unlocking shareholder value, in addition to the remaining $33 million of its existing buyback authorization, Opera acquired the shares of a pre-IPO shareholder, 360, representing a 20.6% stake, at $5.50/ADS, or about $129 million6. Opera also recently declared a special dividend of $0.80/ADS, which amounts to roughly $71 million6. Finally, in early 2023, Opera settled its receivable from its 2022 sale of Nanobank. Instead of cash installments that would otherwise have been paid through Q2 2026, Opera agreed to take immediate full payment in OPay shares to add to its existing investment in OPay6. OPay is a one-stop mobile-based platform for payments, transfers, loans, savings, and other essential services for every individual. Currently, OPay has over 18 million registered app users and500,000 agents in Nigeria who rely OPay’s services.
In our opinion, Opera has a rock-solid balance sheet. After taking into consideration the transactions above, Opera started 2023 with cash of $60 million and $59 million of present value (PV) of receivables from the 2022 sale of Star X6. Opera holds a 9.5% ownership in OPay (up from 6.4%)6. Opera is also debt-free and will continue to generate cash flow.

5 Investor Relations | Opera Limited
6 Opera – Fourth Quarter 2022 Financial Highlights

Advisor’s Fair Value Estimate (in $millions, except for multiple and per share amounts):
We believe the share price discount to our estimate of fair value is, in part, due to the fact that Opera is 81% beneficially owned by its Founder/Co-CEO/Chairman, Yahui Zhoi. Such large ownership gives the founder control and prevents influence/activism by independent shareholders. We think this discount is overdone as the Chairman and management team have done an outstanding job building the business. As of February 28, 2023, OPRA was 7.5% of the Fund’s portfolio holdings.
Dundee Precious Metals Inc., DPM-TSE/DPMLF. Dundee Precious Metals is a Canadian based, international gold mining company engaged in the exploration, development, mining and processing of precious metals. Tickers DPM and DPMLF trade on the Toronto Stock Exchange in Canada and OTC in the United States, respectively. All amounts in this letter are in U.S. dollars.
At December 31, 2022, DPM had $433 million of cash, $41 million of investments and no debt7. DPM generated $166 million and $252 million of free cash flow for 2022 and 2021, respectively8. DPM’s cash flow and balance sheet strength are highlighted by its ever-increasing net cash balances of $150 million at year-end 20209, $334 million at year-end 20217, and $433 million at year-end 20227. DPM pays a quarterly dividend of $0.04/share, a 2.5% yield. The company repurchased $14 million of stock in 2022.
DPM recently released 2022 production results showing production of 273,000 ounces of gold and 31 million pounds of copper. The following compares 2022 actual production results to 2023 guidance and 2024/2025 outlook10:
	2022	2023	2024	2025
	Actual	Guide	Outlook	Outlook
Gold ('000 ounces):
Chelopech	179	150 - 170	160 - 180	160 - 185
Ada Tepe	94	120 - 145	85 - 105	70 - 85
Total gold	273	270 - 315	245 - 285	230 - 270

Copper (Mlbs):
Chelopech	31	30 - 35	29 - 34	29 - 34

On January 16, 2023, Dundee Precious Metals announced the discovery of a high-grade deposit at the Čoka Rakita exploration prospect in eastern Serbia and reported “exceptional results” from recent drilling11. Čoka Rakita is located three kilometers southeast of the Company’s Timok gold project and is 100% owned by DPM. Given the potential of this new high-grade discovery, the Company now expects to focus on further exploration at Čoka Rakita in 2023. As a result, the Company is pausing further work on the Timok feasibility study.

7 Dundee Precious Metals, 2022 Fourth Quarter Report
8 Dundee Precious Metals, Fourth Quarterly and Year-End 2022 Financial & Operating Results, dated February 17, 2023
9 Dundee Precious Metals, 2021 Fourth Quarter Report
10 Dundee Precious Metals, Continues Record of Strong Free Cash Flow Generation; Announces 2022 Financial Results and Improved Three-Year Outlook
11 Dundee Precious Metals Press Release, dated January 16, 2023

On February 27, 2023, Dundee Precious Metals announced significant diamond drilling results at Tierras Coloradas, Ecuador, confirming the presence of a well-mineralized vein system12. The change in status of the Tierras Coloradas project from early to advanced stage exploration is in progress, and all regulations and authorizations required from the different Ecuadorian authorities are expected to be received by early 2024.
2022 free cash flow (FCF) of $166 million8 results in a 21% FCF yield on Enterprise Value (EV) of $793 million ($6.45/share * 190 million shares – $433 million cash) as of February 28, 20237. Assuming a FCF yield of 11% on Enterprise Value and adding back cash, investments at 50% and $40 million for the smelter, implies a value of $10.54 per share vs. a share price of $6.45 as of February 28, 2023.
In fact, the sum of DPM’s FCF since January 1, 2020 is $629 million13, which equates to 79% of EV. The last two years FCF (2021 and 2022)8 equate to 53% of EV. Although this free cash flow is not in perpetuity since mines have defined lives, the company effectively gets cash flows equivalent to its EV in just over four years, an extraordinary value proposition in our opinion, and thus why it’s one of the Fund’s largest holdings.
We feel the 2023 Guidance and 2024/2025 Outlook for production is quite attractive even before the new production from Loma Larga and Čoka Rakita come online. DPM is conservatively managed and has a fortress balance sheet. With a significant cash balance of $433 million, no debt, $41 million in marketable securities, significant free cash flow generation and very attractive assets, we believe DPM is significantly undervalued. As of February 28, 2023, DPMLF was 7.1% of the Fund’s portfolio holdings.
Thank you for your continued trust and confidence.
Best Regards,
Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

(RCRAM0323001)

12 Dundee Precious Metals, Press Release dated February 27, 2023
13 Dundee Precious Metals, 2020 Annual Information Form dated March 31, 2021

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments
(Unaudited)

As of February 28, 2023
		Shares	Cost	Value (Note 1)

COMMON STOCKS - 58.19%

Communication Services - 6.10%
*	Allot Ltd.	797,395	$ 7,461,457	$ 2,392,185
*	comScore, Inc.	1,839,704	5,522,142	2,134,057
*	Spark Networks SE	502,789	1,546,292	517,873
				5,044,115
Consumer Discretionary - 2.97%
*	Liquidity Services, Inc.	193,562	2,536,487	2,450,495

Energy - 9.54%
	Liberty Energy Inc	125,000	1,967,376	1,906,250
*	NexTier Oilfield Solutions, Inc.	425,000	3,707,743	3,880,250
*	Tetra Technologies, Inc.	588,420	2,176,908	2,094,775
				7,881,275
Health Care - 10.40%
*	Aridis Pharmaceuticals, Inc.	446,588	2,132,339	251,876
*€	Collplant Biotechnologies Ltd.	577,909	7,778,824	6,276,092
*	Enzo Biochem, Inc.	1,828,199	4,344,225	2,065,865
				8,593,833
Industrials - 4.16%
*	Acacia Research Corp.	140,664	577,415	607,668
*€µ	FLYHT Aerospace Solutions Ltd.	2,500,000	1,500,000	1,612,312
*	KVH Industries, Inc.	123,122	1,162,128	1,218,908
				3,438,888
Information Technology - 16.59%
*€	GSI Technology, Inc.	1,703,269	10,683,991	2,776,328
*	Opera Ltd.	685,087	6,196,183	6,193,186
*	Quantum Corp.	1,687,553	$ 10,625,448	1,906,935
*	Sonic Foundry, Inc.	405,405	1,500,000	368,919
*	Stratasys Ltd.	190,000	2,505,481	2,460,500
				13,705,868

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2023
			Shares	Cost	Value (Note 1)

COMMON STOCKS - Continued
Materials - 7.12%
	Dundee Precious Metals, Inc.		911,700	5,393,491	$ 5,880,465

Real Estate - 1.31%
	Kite Realty Group		50,000	849,805	1,086,000

	Total Common Stocks (Cost $80,167,732)				48,080,939

Private Investments - 7.26%
Financials - 2.21%
*€	EAS Investors I, LP (a)		N/A	3,508,800	1,822,859

Information Technology - 5.05%
*€	Stream-IT App, Inc. (a)		3,652,988	4,175,000	4,175,000

	Total Private Investments (Cost $7,683,800)				5,997,859

WARRANT - 0.00%		Exercise	Exercise
		Price	Date	Shares
Industrials - 0.00%
*α	Sonic Foundry, Inc.	$ 5.50	7/20/2026	1	-

	Total Warrant (Cost $0)				-

U.S. TREASURY SECURITIES - 19.25%			Interest
		Par	Rate	Maturity Date
*	United States Treasury Bill	$ 8,000,000	0.000%	3/30/2023	7,974,538
*	United States Treasury Bill	$ 8,000,000	0.000%	5/11/2023	7,926,475

	Total U.S. Treasury Securities (Cost $15,908,933)				15,901,013

CORPORATE BOND - 0.23%			Interest
		Par	Rate	Maturity Date
Industrials - 0.23%
	ErosSTX Global Corp.	$ 835,100	8.500%	4/15/2023	188,917

	Total Corporate Bond (Cost $1,148,892)				188,917

					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2023
Value (Note 1)

SHORT-TERM INVESTMENT - 13.75%	Shares
IB Money Market II	11,366,065	$ 11,366,065

Total Short-Term Investment (Cost $11,366,065)		11,366,065

Investments, at Value (Cost $116,275,422) - 98.68%		$ 81,534,793

Other Assets Less Liabilities - 1.32%		1,089,213

Net Assets - 100.00%		$ 82,624,006

(a) Security is considered illiquid. The security is fair valued under procedures approved by the Fund's Board of Trustees.
* Non-income producing investment
α	Security for which market quotations are not readily available. The value of such security $0, and it has been fair valued under procedures approved by the Fund's Board of Trustees.
μ	All or a portion of the security is considered restricted. The total value is $1,612,312, or 1.95% of net assets.
€	Affiliated investment. As of February 28, 2023, the Fund owns more than 5% of the outstanding shares of the company, making the security an affiliated investment.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2023

Summary of Investments
by Sector	% of Net
	Assets	Value
Common Stocks:
Communication Services	6.10%	$5,044,115
Consumer Discretionary	2.97%	2,450,495
Energy	9.54%	7,881,275
Health Care	10.40%	8,593,833
Industrials	4.16%	3,438,888
Information Technology	16.59%	13,705,868
Materials	7.12%	5,880,465
Real Estate	1.31%	1,086,000
Private Investments:
Financials	2.21%	1,822,859
Information Technology	5.05%	4,175,000
Warrant:
Industrials	0.00%	-
U.S. Treasury Securities	19.25%	15,901,013
Corporate Bond	0.23%	188,917
Short-Term Investment	13.75%	11,366,065
Other Assets Less Liabilities	1.32%	1,089,213
Total Net Assets	100.00%	$82,624,006

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND
Statement of Assets and Liabilities
(Unaudited)
As of February 28, 2023
Assets:
Investments, at value (Cost $88,628,807)	$64,872,202
Investments in affiliates, at value (Cost $27,646,615)	16,662,591
Deposits at Broker for Options	4,273
Receivables:
Investments sold	2,014,903
Fund shares sold	102,033
Dividends and interest	52,621
Prepaid expenses:
Professional fees	18,177
Security pricing fees	9,296
Registration and filing expenses	8,401
Custody fees	4,017
Trustee fees and meeting expenses	600
Shareholder fulfillment fees	189
Insurance fees	168
Total assets	83,749,470
Liabilities:
Payables:
Investments purchased	1,083,075
Fund shares purchased	41
Accrued expenses:
Advisory fees	36,485
Compliance fees	4,289
Administration fees	857
Miscellaneous expenses	423
Transfer agent fees	259
Fund accounting fees	35
Total liabilities	1,125,464

Net Assets	$82,624,006

Net Assets Consist of:
Paid in Beneficial Interest	$133,222,061
Accumulated Deficit	(50,598,055)
Total Net Assets	$82,624,006

Institutional Class Shares of beneficial interest outstanding, no par value (a)	18,373,983
Net Assets	$82,624,006
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$4.50
(a) Unlimited Authorized Shares
(b) The Fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations
(Unaudited)

For the fiscal period ended February 28, 2023

Investment Income:
Dividends (net of withholding tax $16,393)	$862,920
Interest	147,086

Total Investment Income	1,010,006

Expenses:
Advisory fees (Note 3)	360,515
Administration fees (Note 3)	41,500
Professional fees	22,628
Registration and filing expenses	18,527
Fund accounting fees (Note 3)	17,313
Custody fees (Note 3)	15,801
Shareholder fulfillment fees	11,850
Transfer agent fees (Note 3)	11,359
Compliance fees (Note 3)	9,719
Security pricing fees	6,564
Trustee fees and meeting expenses (Note 4)	5,505
Miscellaneous expenses	2,172
Insurance fees	1,976

Total Expenses	525,429

Expenses waived by Advisor (Note 3)	(43,436)

Net Expenses	481,993

Net Investment Income	$528,013

Realized and Unrealized Gain (Loss):

Net realized loss from investments	$(6,704,798)
Net realized loss from affiliated investments	(3,042,129)
Net realized loss on foreign currency	(2,873)
Total realized losses	(9,749,800)

Net change in unrealized appreciation on investments	2,537,926
Net change in unrealized depreciation on affiliated investments	6,628,441
Total net change in unrealized appreciation	9,166,367

Net Realized and Unrealized Loss	(583,433)

Net Decrease in Net Assets Resulting from Operations	$(55,420)

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets
			February 28,	August 31,
For the fiscal year or period ended			2023 (a)	2022

Operations:
Net investment income (loss)			$528,013	$(1,012,824)
Net realized gain (loss) from investments			(6,704,798)	(2,058,246)
Net realized gain (loss) from affiliated investments			(3,042,129)	(240,600)
Net realized loss on foreign currency			(2,873)	(39,586)
Net change in unrealized appreciation (depreciation)
on investments			2,537,926	(33,645,060)
Net change in unrealized appreciation (depreciation) on
affiliated investments			6,628,441	(16,214,895)

Net Increase (Decrease) in Net Assets Resulting from
Operations			(55,420)	(53,211,211)

Distributions to Shareholders:
Institutional Class Shares			-	(47,610,000)

Decrease in Net Assets Resulting from Distributions			-	(47,610,000)

Beneficial Interest Transactions:
Shares sold			18,164,409	52,823,773
Redemption fee			777	1,806
Reinvested dividends and distributions			-	34,788,291
Shares repurchased			(16,106,902)	(48,093,371)

Increase (Decrease) in Net Assets from
Beneficial Interest Transactions			2,058,284	39,520,499

Net Increase (Decrease) in Net Assets			2,002,864	(61,300,712)

Net Assets:
Beginning of Period			80,621,142	141,921,854
End of Period			$82,624,006	$80,621,142
	February 28,		August 31,
Share Information:	2023 (a)		2022
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	4,218,169	$18,164,409	8,340,549	$52,823,773
Redemption fee	-	777	-	1,806
Reinvested dividends
and distributions	-	-	5,566,127	34,788,291
Shares repurchased	(3,802,211)	(16,106,902)	(5,837,632)	(48,093,371)
Net Increase in
Shares of Beneficial Interest	415,958	$2,058,284	8,069,044	$39,520,499
(a) Unaudited.
See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Cash Flows
(Unaudited)

For the fiscal period ended February 28, 2023

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(55,420)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(31,795,357)
Proceeds from sale of investments	19,566,741
Net realized loss from investments	(9,749,800)
Change in net unrealized depreciation on investments	9,166,367
Amortization of securities	108,075

Changes in Assets:
Decrease dividend and interest receivable	(11,598)
Decrease prepaid registration and filing expenses	(4,630)
Increase prepaid insurance fees	1,976
Increase prepaid shareholder fulfillment fees	3,142
Decrease prepaid trustee fees and meeting expenses	(100)
Increase prepaid professional fees	2,996
Decrease prepaid security pricing fees	(9,228)
Increase prepaid custody fees	3,410

Changes in Liabilities:
Increase accrued advisory fees	(101,756)
Decrease accrued administration fees	49
Decrease accrued fund accounting fees	(107)
Increase accrued miscellaneous expenses	72
Increase accrued transfer agent fees	33
Increase compliance fees	2,413
Net cash provided by operating activities	(12,872,721)

Cash flows used in financing activities:

Fund shares sold	18,164,409
Fund shares redeemed	(16,106,902)
Redemption fee	777
Distributions paid	-
Net cash used in financing activities	2,058,284

Net decrease in cash and cash equivalents	(10,814,437)

Cash & Cash Equivalents:

Beginning of year	10,818,710
End of year	$4,273

Reconciliation of cash and cash equivalents reported on the Statement of Assets and Liabilities:
Deposits at Broker for Options	$4,273
Cash	-
Total Cash and Cash Equivalents	$4,273
See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Institutional Class Shares

For a share outstanding during each	February 28,		August 31,
of the fiscal years or period ended	2023	(f)	2022		2021		2020	2019		2018

Net Asset Value,
Beginning of Period	$4.49		$14.35		$8.73		$9.15	$10.03		$9.07

Income (Loss) from Investment
Operations:
Net investment income (loss) (b)	0.03		(0.07)		(0.05)		0.04	0.07		0.14
Net realized and unrealized
gain (loss) on investments	(0.02)		(4.00)		5.67		0.48	(0.43)		0.82
Total from Investment Operations	0.01		(4.07)		5.62		0.52	(0.36)		0.96

Less Distributions:
From net investment income	-		-		(0.00)	(a)	(0.19)	(0.17)		(0.00)	(a)
From realized gains	-		(5.79)		-		(0.75)	(0.35)		-
Total Distributions	-		(5.79)		(0.00)		(0.94)	(0.52)		(0.00)

Redemption Fees	0.00	(a)	0.00	(a)	0.00	(a)	-	0.00	(a)	-

Net Asset Value, End of Period	$4.50		$4.49		$14.35		$8.73	$9.15		$10.03

Total Return	(0.88)%	(h)	(39.70)%		64.41%		5.35%	(3.12)%		10.63%

Net Assets, End of Period
(in thousands)	$82,624		$80,621		$141,922		$86,803	$79,353		$75,917

Ratios of:
Interest Expense to Average Net Assets	-		-		-		-	-		0.00%	(e)
Gross Expenses to Average Net Assets (c)	1.34%	(g)	1.25%		1.20%		1.28%	1.30%		1.29%
Net Expenses to Average Net Assets (c)	1.23%	(g)	1.23%		1.20%		1.23%	1.23%		1.23%	(d)
Net Investment Income (Loss) to Average
Net Assets	1.35%	(g)	(0.95)%		(0.40)%		0.51%	0.67%		1.52%

Portfolio turnover rate	46.93%	(h)	47.07%		171.08%		162.86%	79.74%		62.59%

(a) Actual amount is less than $0.01 per share.
(b) Calculated using the average shares method.
(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(d) Includes interest expense.
(e) Less than 0.01% of net assets.
(f) Unaudited.
(g) Annualized.
(h) Not annualized.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023

1.	Organization and Significant Accounting Policies
The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.
The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective by using an opportunistic investment strategy. The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents). These securities may include illiquid securities with up to 15% of the Fund’s assets. The Fund may invest in these securities directly or indirectly through investments in other investment companies.
The Fund currently has an unlimited number of authorized shares, the Institutional Class Shares. Fund shares are subject to redemption fees of 1.00% if redeemed within 60 days of the issuance. The Date of Initial Public Investment of the Fund shares was December 31, 2010.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.
Investment Valuation
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023

•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:
Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
The following table summarizes the inputs as of February 28, 2023, for the Fund’s assets measured at fair value:
Investments in Securities	Total	Level 1	Level 2	Level 3 (a)
Assets
Common Stocks*	$48,080,939	$48,080,939	$-	$-
Private Investment Partnerships*	5,997,859	-	-	5,997,859
Warrant*	0	-	0	-
U.S. Treasury Securities	15,901,013	-	15,901,013	-
Corporate Bond*	188,917	-	188,917	-
Short-Term Investment	11,366,065	11,366,065	-	-
Total Assets	$81,534,793	$59,447,004	$16,089,930	$5,997,859

*Please refer to Schedule of Investments for breakdown by Industry.
(a) The Fund had two Level 3 security during the fiscal year ended August 31, 2022 as indicated in the below table.  The aggregate value of such securities is of net assets, and they have been fair valued under the procedures approved by the Board of Trustees.

The table below presents a reconciliation of all Level 3 fair value measurements existing at February 28, 2023:
	Private Investments	Total Private Investments
Opening Balance	$ 6,535,572	$ 6,535,572
Purchases	-	-
Principal payments/sales	-	-
Accrued discounts (premiums)	-	-
Realized Gains	-	-
Unrealized Gains	(537,713)	(537,713)
Ending Balance	$ 5,997,859	$ 5,997,859

The Fund’s investments in Level 3 Private Investments have been valued using various methodologies as outlined in the tables below.  These may be adjusted for the change in Enterprise Value of a set of Guideline Public Companies or the date of the last capital raise. The unobservable inputs are the assumptions as to whether a company is an appropriate Guideline Public Company and an assumption as what percentile of performance the Private Company would fall within the set of Guideline Public Companies.  Below are tables summarizing the unobservable inputs used along with a sensitivity analysis, which shows the impact on valuation of a change in the unobservable input.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023

Security	Unobservable Input - Guideline Public Company Performance	Estimated Fair Value as of February 28, 2023	If Percentile of Guideline Public Company Performance was	Hypothetical Impact on Valuation
EAS Investors I, LP	Median	$1,822,859	50th Percentile	19% increase in value

Security	Unobservable Input - Methodology	Estimated Fair Value as of February 28, 2023	Impact on Valuation from Fiscal Period Ended August 31, 2022 to February 28, 2023
Stream-IT App, Inc.	Capital raise	$4,175,000	20% increase in value

The following table represents investments in affiliates during the fiscal period ended February 28, 2023:
Security Name	Share Balance at Beginning of period	Purchases (Shares)	Sales (Shares)	Share Balance at 2/28/2023	Realized Gain/Loss	Dividend/ Interest Income	Change in Unrealized Gain (Loss)	Fair Value at 2/28/2023
Collplant Biotechnologies Ltd.	605,437	-	27,528	577,909	$ (43,460)	$ -	$1,710,018	$6,276,092
EAS Investors I, LP	N/A	N/A	-	N/A	$ -	$ -	$(1,189,540)	$1,822,859
FLYHT Aerospace Solutions Ltd.	2,500,000	-	-	2,500,000	$ -	$ -	$ 13,652	$1,612,312
GSI Technology, Inc.	1,937,404	-	234,135	1,703,269	$ (1,059,875)	$ -	$(2,615,352)	$2,776,328
Qumu Corp.	1,111,061	-	1,111,061	-	$ (726,856)	$ -	$ -	$ -
Stream-ITApp, Inc.	3,652,988	-	-	3,652,988	$ -	$ -	$ 651,827	$4,175,000
TOTAL	9,806,890	-	1,372,724	8,434,166	$(1,830,191)	$ -	$(5,608,092)	$16,662,591
Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations, if applicable.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.
Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.
Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
2.	Risk Considerations
Opportunistic Investment Strategy Risk. There are risks associated with the Fund’s opportunistic investment strategy. The Fund is expected to be disciplined with its opportunistic investing, particularly with respect to the price it is willing to pay for the securities in which it is considering investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in Cash and Cash Equivalents. In such periods, mutual funds that are fully invested in equity securities will likely provide superior returns.
Non-diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile NAV per share than diversified mutual funds. The Fund will limit investments in a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.
Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.
Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
COVID-19 Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Common Stocks.  The Fund’s investments in common stocks, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value response to many factors, including the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Moreover, small- and micro-cap equities, where the Fund focuses, are generally more volatile than are large cap equities.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.   Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.
Risks Related to Investing in Other Investment Companies.  The Fund’s investment strategy may involve investing in other investment companies.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, investors in the Fund will indirectly bear fees and expenses charged by the investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in such closed-end funds and also may be higher than other funds that invest directly in securities.  The shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase.  Furthermore, investing in other investment companies may affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.
Shareholder Activism Risk. When the Advisor engages in activism on behalf of the Fund, the Fund will incur additional expenses, such as legal or filing costs. As a result, the cost of investing in the Fund may be higher than other funds that do not engage in such shareholder activism.
Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.  Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Preferred Stock Risk.  Like shares of common stock, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Preferred stock may fail to pay dividends when expected.  The rights of holders of preferred stock are generally subordinate to the rights associated with a corporation’s debt securities.
Convertible Securities Risk. Convertible securities are securities that may be converted into shares of stock. Due to the conversion feature, the interest rate or dividend preference of a convertible security is usually less than if the securities were non-convertible.  The value of convertible securities tends to change when the market value of the underlying stock fluctuates and tends to fluctuate inversely with changes in interest rates.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
Lower-rated Securities or “Junk Bonds” Risk.  Fixed income securities rated below BBB by S&P or Baa by Moody’s are considered speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities.  Lower rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered “below investment-grade.”  The retail secondary market for these “junk bonds” may be less liquid than that of higher rated fixed income securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce value of the Fund’s shares and the income it earns.
Risks of Investing in Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Interest Rate and Credit Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund or may fall resulting in an increase in the value of such securities. Fixed income securities with longer maturities generally involve greater risk than those with shorter maturities.  Issuers of fixed income securities might be unable to make principal and interest payments when due.
Maturity Risk.  Maturity risk is another factor that can affect the value of the Fund’s debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
Government Debt Markets May Be Illiquid or Disrupted.  Although generally highly liquid, the markets in which the Fund trades could experience periods of illiquidity, sometimes of significant duration.
Inflation Risk.  Fixed income securities are subject to inflation risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Risks of Investing in REITs.  The Fund may invest in REITs.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The Fund’s investments in foreign securities exposes the Fund to foreign currencies and subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.
Foreign Securities Risk. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
3.	Transactions with Affiliates and Service Providers
Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets.  For the fiscal period ended February 28, 2023,
$360,515 in advisory fees were incurred by the Fund, of which $43,436 were waived by the Advisor.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.23% of the average daily net assets of the Fund. The current term of the Expense Limitation Agreement remains in effect until January 1, 2024.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
Administrator
The Fund pays a monthly fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.  As of February 28, 2023, the Administrator received $2,172 in miscellaneous expenses.
A breakdown of the fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (base fee)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
On the first $49 million	0.100%	First $200 million	0.020%	$2,250/month	0.01%	$150 per state
On the next $250 million	0.090%	Over $200 million	0.009%
On the next $100 million	0.080%
On the next $300 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
On the next $500 million	0.060%
On the next $750 million	0.050%
On the next $1 billion	0.040%
On the next $2 billion	0.030%
On all assets over $99 billion	0.035%
The Fund incurred $41,500 in administration fees, $15,801 in custody fees, and $17,313 in fund accounting fees for the fiscal period ended February 28, 2023.
Compliance Services
For the fiscal period ended February 28, 2023, The Nottingham Company, Inc. provided services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.
Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund paid the Transfer Agent $11,359 in transfer agent fees during the fiscal period ended February 28, 2023.
Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor. The Distributor receives $6,500 per year paid in monthly installments for services provided and expenses assumed.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
4.   Trustees and Officers
The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund. The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees. The Trustees earned aggregate compensation of $6,605 during the fiscal period ended February 28, 2023.
Certain officers of the Trust may also be officers of the Administrator.
5.   Purchases and Sales of Investment Securities
For the fiscal period ended February 28, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Purchases of Securities	Proceeds from Sales of Securities
$31,795,357	$30,761,729
For the fiscal period ended February 28, 2023, there were no long-term purchases or sales of U.S. government securities.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
The following table shows the realized gains and losses that resulted from sales of securities during the fiscal period ended February 28, 2023:
Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
Algoma Steel Group, Inc.	$ 1,546,750	$ 2,014,396	(23.22)%	$ (467,646)
Barnes & Noble Education, Inc.	2,112,014	2,230,854	5.63%	118,840
Cavco Industries, Inc.	1,100,425	1,439,229	30.79%	338,804
CollPlant Biotechnologies, Inc.	378,196	334,736	(11.49)%	(43,460)
Comtech Telecommunications, Inc.	2,409,692	1,186,031	(50.78)%	(1,223,661)
Dundee Precious Metals, Inc.	3,484,807	3,413,332	(2.05)%	(71,475)
Enzo Biochem, Inc.	1,363,650	889,747	(34.75)%	(473,903)
ErosSTX Global Corp.	39,693	42,665	7.24%	2,872
Eton Pharmaceuticals, Inc.	2,148,535	1,610,629	(25.04)%	(537,906)
GSI Technology, Inc.	1,532,384	472,509	(69.17)%	(1,059,875)
iMedia Brands, Inc.	930,606	389,821	(58.11)%	(540,785)
Magnite, Inc.	10,463,589	7,805,259	(25.41)%	(2,658,330)
NI Holdings, Inc.	1,397,465	1,119,887	(19.86)%	(277,578)
Opera Ltd.	2,233,624	1,729,606	(22.57)%	(504,018)
Quantum Corp.	708,461	154,075	(78.25)%	(554,386)
Qumu Corp.	2,938,749	999,955	(65.97)%	(1,938,794)
Tetra Technologies Ltd.	1,248,070	1,439,308	15.32%	191,238

Net Realized Loss (a)				$(9,700,063)
(a) Net realized gain differs from total realized gains on the Statement of Operations due to realized loss on foreign currency totaling $(49,737).
6.   Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.
Management has reviewed the Fund’s tax positions taken or to be taken on the federal income tax returns during the years ended August 31, 2019 through August 31, 2022 and through the fiscal period ended February 28, 2023, and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements (Unaudited)

As of February 28, 2023
Distributions during the fiscal year or period ended indicated below were characterized for tax purposes as follows:
Fiscal Year/Period Ended	Distributions from Ordinary Income	Distributions from Long-Term Capital Gains
February 28, 2023	$ -	$ -
August 31, 2022	46,921,000	689,000
At February 28, 2023, the tax-basis cost of investments and components of distributable earnings were as follows:
Cost of Investments	$ 116,275,422

Gross Unrealized Appreciation	1,095,023
Gross Unrealized Depreciation	(35,835,652)
Net Unrealized Depreciation	$ (34,740,629)

7.   Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of February 28, 2023, Charles Schwab held 39.84% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.
8.   Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
9.   Subsequent Events
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of February 28, 2023

1.	Proxy Voting Policies and Voting Record
A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.
3.	Tax Information
The following information is provided for the Fund’s fiscal period ended February 28, 2023.
During the fiscal period, the Fund paid no income or long-term capital gains distributions.
Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.
4.	Schedule of Shareholder Expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022 through February 28, 2023.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of February 28, 2023
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class Shares	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$991.20	$6.07

	$1,000.00	$1,018.70	$6.16
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.23%, multiplied by 180/365 (to reflect the one-half year period).
5. Approval of Investment Advisory Agreement
In connection with the regular Board meeting held on September 8, 2022, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.
In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies, and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees evaluated: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of February 28, 2023

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)	Performance. The Trustees compared the performance of the Fund with the performance of its applicable peer group data (e.g., Morningstar/Lipper peer group average) and the Fund’s benchmark indices. The Trustees noted that the Fund underperformed the peer group, category, and benchmark indices for all periods shown. The Trustees noted that the Advisor had indicated that the underperformance was due to the underperformance of small and micro capitalization securities generally and the greater than average volatility due to the focused nature of the portfolio. After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)	Fees and Expenses. The Trustees first noted the management fee for the Fund under the Investment Advisory Agreement. The Trustees then compared the advisory fee and expense ratio of the Fund to other comparable funds. The Trustees noted that the management fee and expense ratio were higher than the peer group and category averages. The Trustees considered the Advisor’s unique research and investment process in evaluating the fairness and reasonableness of its management fee, and the Trustees noted that the Advisor had explained that the Fund’s net expense ratio was higher than the peer group and category averages due to the small size of the Fund compared to its peers. The Advisor noted that as the Fund’s assets under management grow, the net expense ratio may decline.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months.  The Board noted that the Advisor realized a small profit for the prior twelve months of operation. The Board considered the quality of the Advisor’s services to the Fund, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of February 28, 2023

(v)
Economies of Scale.  In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels. The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.

6.   Change of Independent Registered Public Accounting Firm
Effective March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm for the Roumell Opportunistic Value Fund (the “Fund”).  The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.
The report of BBD on the financial statements of the Fund as of and for the fiscal years ended August 31, 2021 and August 31, 2022 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended August 31, 2021, August 31, 2022, and the subsequent interim period through March 6, 2023: (i) there were no disagreements between the Registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused them to make reference to the subject matter of the disagreements in its reports on the  financial statements of the Fund for such years or periods; and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
The Registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter will be filed as an Exhibit to the Form N-CSRs filing to be made on or before May 9, 2023.
On March 9, 2023, the Audit Committee recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2023.
7.     Liquidity Risk Management Program
Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940 requires a mutual fund to adopt a liquidity risk management program (“Program”) and disclose information about the operation and effectiveness of its Program in its reports to shareholders.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of February 28, 2023

Under the Program, each of the Fund’s portfolio investments are classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.
In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2021, through November 30, 2022.  During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

Rev. 06/2020
FACTS	WHAT DOES THE ROUMELL OPPORTUNISTIC VALUE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■Social Security number and assets
■Account balances and transaction history
■Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Roumell Opportunistic Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-773-3863

Who we are
Who is providing this notice?	The Starboard Investment Trust, on behalf of the Roumell Opportunistic Value Fund, a series of the Trust.

What we do
How does the Roumell Opportunistic Value Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Roumell Opportunistic Value Fund collect my personal information?
We collect your personal information, for example, when you
■Open an account or give us your account information
■Make deposits or withdrawals from our account
■Pay us by check or make a wire transfer
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■sharing for affiliates’ everyday business purposes – information  about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■Roumell Asset Management, LLC, the investment advisor, is an affiliate of the Roumell Opportunistic Value Fund.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■The Roumell Opportunistic Value Fund does not share information with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■The Roumell Opportunistic Value Fund does not jointly market.

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 700
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

(b) Not applicable.
Item 2.	CODE OF ETHICS.
Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and that such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSRs, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures.  Based on such evaluation, the Principal Executive Officer and Principal Financial Officer and Treasurer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness in the Registrant’s internal control over financial reporting as described below.
The Registrant's independent registered public accounting firm (the “Accounting Firm”) identified a “material weakness” (as defined below) in the Registrant’s internal control over financial reporting and its operation as of August 31, 2022. Specifically, the Roumell Opportunistic Value Fund did not have appropriate procedures in place to determine the fair value of investments in private securities and as a result there was a material adjustment to the Fund’s financial statements.
A material weakness (as defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2)) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant's annual or interim financial statements will not be prevented or detected on a timely basis. The material weakness described above did not result in a material misstatement to the Registrant's financial statements or disclosures.
Management has implemented enhancements to the Registrant’s controls to remediate the weakness described above, including, among other things: requiring that the fair valuation designee update the fair valuation of private investments quarterly and arrange for an independent third party pricing firm to provide an independent valuation of the securities at least semi-annually in connection with the Fund’s financial statements.

(b)
Other than the steps taken to enhance the controls noted above, there were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 13.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	Change in Registrant’s independent registered public accountant is filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	May 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	May 9, 2023

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer

Date:	May 9, 2023